                           PREFERRED STOCK AND WARRANT

                               PURCHASE AGREEMENT


                  PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (the "AGREEMENT"), dated as of June 14, 2000, by and among Wire One Technologies, Inc., a Delaware corporation, with headquarters located at 225 Long Avenue, Hillside, New Jersey 07205 (the "COMPANY"), and each of the purchasers set forth on the signature pages hereto (the "BUYERS").

                  WHEREAS:

         A. The Company and Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT") and/or Section 4(2) of the 1933 Act;

         B. The Company has authorized the issuance of 2,450 shares of its Series A Preferred Stock, par value $.0001 per share (the "PREFERRED STOCK"), which shall be convertible into shares of the Company's Common Stock, par value $.0001 per share (the "COMMON STOCK") (as converted, the "CONVERSION SHARES"), in accordance with the terms of the Company's Certificate of Designations, Preferences and Rights of the Preferred Stock, substantially in the form attached hereto as Exhibit A (the "CERTIFICATE OF DESIGNATIONS");

         C. The Buyers wish to purchase, upon the terms and conditions stated in this Agreement, an aggregate of up to 2,450 shares of the Preferred Stock (the "PREFERRED SHARES") and warrants, in substantially the form attached hereto as Exhibit B (the "WARRANTS"), to acquire 857,500 shares of Common Stock (as exercised, collectively, the "WARRANT SHARES"); and

         D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit C (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

                  NOW THEREFORE, the Company and Buyers hereby agree as follows:

         1.       PURCHASE AND SALE OF PREFERRED SHARES.

                  a. Purchase of Preferred Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer and each Buyer agrees to purchase from the Company such number of Preferred Shares and number of Warrants to acquire the Warrant Shares for the aggregate purchase price (the "PURCHASE PRICE") as is set forth immediately below such Buyer's name on the signature pages hereto (the "CLOSING").

                  b. Closing Date. The date and time of the Closing (the "CLOSING DATE") shall be 10:00 a.m. Eastern Standard Time, within three (3) business days following the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and Buyer). The Closing shall occur on the Closing Date at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104-0050.

                  c. Form of Payment. On the Closing Date, (i) each Buyer shall pay the Purchase Price to the Company for the Preferred Shares and Warrants to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and
(ii) the Company shall deliver to each Buyer, or promptly thereafter, stock certificates (in the denominations that such Buyer shall request) (the "PREFERRED STOCK CERTIFICATES") representing such number of the Preferred Shares which such Buyer is then purchasing along with the Warrants such Buyer is purchasing hereunder, duly executed on behalf of the Company and registered in the name of each Buyer or its designee.

         2.       BUYER'S REPRESENTATIONS AND WARRANTIES.

                  Each Buyer severally (and not jointly) represents and warrants to the Company solely as to such Buyer that:

                  a. Investment Purpose. Buyer (i) is acquiring the Preferred Shares and the Warrants, (ii) upon conversion of the Preferred Shares, will acquire the Conversion Shares then issuable and (iii) upon exercise of the Warrants, will acquire the Warrant Shares issuable upon exercise thereof (the Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "SECURITIES"), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempt from registration under the 1933 Act; provided, however, that by making the representations herein, Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

                  b. Accredited Investor Status. Buyer is an "accredited investor" as that term is defined in Rule 501(a) (3) of Regulation D.

                  c. Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Securities.

                  d. Information. Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by Buyer. Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Buyer or its advisors, if any, or its representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Buyer understands that its investment in the Securities involves a high degree of risk. Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

                  e. No Governmental Review. Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                  f. Transfer or Resale. Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act, as amended, or any successor rule thereto ("RULE 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                  g. Legends. Buyer understands that the certificates or other instruments representing the Preferred Shares and the Warrants and, until such time as the sale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT

         REGISTRATION   IS  NOT   REQUIRED   UNDER  SAID  ACT  OR
         APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT
         TO RULE 144 UNDER SAID ACT.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for sale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

                  h. Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Buyer and is a valid and binding agreement of Buyer enforceable against Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  The Company represents and warrants to Buyer that:

                  a. Organization and Qualification. The Company and its "SUBSIDIARIES" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results or operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). The Company has no Subsidiaries except as set forth on Schedule 3(a).

                  b. Authorization; Enforcement; Validity. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5), the Warrants and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents and the Certificate of Designations by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Preferred Shares and the Warrants and the reservation for issuance and the issuance of the Conversion Shares and the Warrant Shares issuable upon conversion or exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies, and (v) prior to the Closing Date, the Certificate of Designations has been filed with the Secretary of State of the State of Delaware and will be in full force and effect, enforceable against the Company in accordance with its terms.

                  c. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which as of the date hereof, 16,572,205 shares are issued and outstanding, 5,375,322 shares are reserved for issuance pursuant to the Company's stock option and purchase plans and 900,809 shares are issuable and reserved for issuance pursuant to securities (other than the Preferred Shares and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock, (ii) 5,000,000 shares of preferred stock, consisting of 2,500 shares of Series A Preferred Stock, of which as of the date hereof no shares are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in
Schedule 3(c), (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) none of the Company or any of its Subsidiaries has any outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement), (v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement, and (vii) the Company does not have any stock appreciation rights or stock "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Buyer true and complete copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the

"CERTIFICATE OF INCORPORATION"), and the Company's By-laws as amended and as in effect on the date hereof (the "BY-LAWS").

                  d. Issuance of Securities. The Preferred Shares have been duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and nonassessable, (ii) free from all taxes, liens and charges with respect to the issue thereof and (iii) entitled to the rights and preferences set forth in the Certificate of Designations. 4,357,500 shares of Common Stock (subject to adjustment pursuant to the Company's covenant set forth in Section 4(f) below) have been duly authorized and reserved for issuance upon conversion of the Preferred Shares and upon exercise of the Warrants. Upon conversion or exercise in accordance with the Certificate of Designations or the Warrants, as the case may be, the Conversion Shares and the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities is exempt from registration under the 1933 Act.

                  e. No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Certificate of Designations and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and the issuance and registration of the Conversion Shares and the Warrant Shares) will not (i) result in a material violation of the Certificate of Incorporation or the By-laws or (ii) materially conflict with, or constitute a material default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a material violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Nasdaq National Market) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor its Subsidiaries is in material violation of any term of or in default under its Certificate of Incorporation or the By-laws or their organizational charter or by-laws, respectively. Neither the Company nor any of its Subsidiaries is in material violation of any term of or in default under any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for such violations that would not have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents or to perform its obligations under the Certificate of Designations, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Nasdaq National Market.

                  f. SEC Documents; Financial Statements. Since December 31, 1999, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has delivered, or made available, to Buyer or its representatives true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided Buyer with any material, nonpublic information.

                  g. Absence of Certain Changes. Since March 31, 2000 there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings. Since March 31, 2000 the Company has not declared or paid any dividends, sold any assets in excess of $500,000 outside of the ordinary course of business or had capital expenditures in excess of $1,000,000.

                  h. Absence of Litigation. There is no material action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of the Company Subsidiaries.

                  i. No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws in a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

                  j. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

                  k. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

                  l. Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on Schedule 3(l), none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 3(l), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, and the Company is not aware of any third party making any unauthorized or infringing use of the intellectual properties of the Company or any of its Subsidiaries.

                  m. Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval except where, in any of the three foregoing cases, the failure to so comply would not have, individually or in the aggregate, a Material Adverse Effect.

                  n. Title. The Company and its Subsidiaries have good and marketable title to all real property and good title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

                  o. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

                  p. Regulatory Permits. The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                  q. Internal Accounting Controls. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general specific or authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  r. Taxes. The Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                  s. Transactions With Affiliates. Except as set forth on
Schedule 3(s) and in the SEC Documents filed at least ten days prior to the date hereof and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         4.       COVENANTS.

                  a. Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

                  b. Form D and Blue Sky. The Company agrees to file, if applicable, a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to Buyer at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to Buyer on or prior to the Closing Date. The Company shall make all filings and reports relating the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

                  c. Reporting Status. Until the earlier of (i) the date which is one year after the date as of which the Investor (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares and the Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which (A) the Investors shall have sold all the Conversion Shares and the Warrant Shares and (B) none of the Preferred Shares or Warrants is outstanding (the "REGISTRATION PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

                  d. Use of Proceeds. The Company will use the proceeds from the sale of the Preferred Shares for substantially the same purposes and in substantially the same amounts as indicated in Schedule 4(d).

                  e. Financial Information. The Company agrees to send the following to each Investor (as that term is defined in the Registration Rights Agreement) during the Registration Period: (i) within ten (10) business days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K, including any amendments to such documents, and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act; and (ii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

                  f. Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon conversion of all outstanding Preferred Shares and the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon exercise of all outstanding Warrants.

                  g. Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents and the Certificate of Designations. The Company shall maintain the Common Stock's authorization for quotation on the Nasdaq National Market. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Nasdaq National Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(g).

                  h. Filing of Form 8-K. The Company shall file a Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents in the form, and within the time period, required by the 1934 Act.

                  i. Expenses. Each party shall bear its own expenses in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, attorneys' and consultants' fees and expenses.

         5.       TRANSFER AGENT INSTRUCTIONS.

                  The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Buyer or its nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Preferred Shares or exercise of the Warrants (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"). Prior to registration of the Conversion Shares and the Warrant Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and the Warrant Shares, prior to registration of the Conversion Shares and the Warrant Shares under the 1933 Act) will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. In lieu of delivering physical certificates representing the Common Stock issuable upon the conversion of the Preferred Shares or exercise of the Warrants, provided the Company's transfer agent is participating in the Depositary Trust Company ("DTC") Fast Automated Securities Transfer program, on the written request of Buyer (who shall have previously instructed its broker to confirm such request to the Company's transfer agent), the Company shall use commercially reasonable efforts to cause its transfer agent to electronically transmit such Common Stock to the Buyer by crediting the account of Buyer's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system no later than the date upon which the Company is required to deliver shares to the Buyer under the terms of this Agreement. Nothing in this Section 5 shall affect in any way Buyer's obligations and agreements set forth in Section 2(g) to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If Buyer provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the 1933 Act or Buyer provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by Buyer and without any restrictive legend.

         6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                  The obligation of the Company hereunder to issue and sell the Preferred Shares to a Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                  a. The applicable Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

                  b. The Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware.

                  c. The applicable Buyer shall have delivered to the Company the Purchase Price for the Preferred Shares and the related Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                  d. The representations and warranties of the applicable Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

         7.       CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE.

                  The obligation of each Buyer hereunder to purchase the Preferred Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                  a. The Company shall have executed each of the Transaction Documents and delivered the same to the Buyer.

                  b. The Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware, and a copy thereof certified by such Secretary of State shall have been delivered to such Buyer.

                  c. The Common Stock shall be authorized for quotation on the Nasdaq National Market, trading in the Common Stock shall not have been suspended by the SEC or the Nasdaq National Market and the Conversion Shares and the Warrant Shares shall be listed upon the Nasdaq National Market.

                  d. The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Each Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect, in the form attached here to as Exhibit D.

                  e. The Company shall have executed and delivered to such Buyer the Warrants and the Preferred Stock Certificates (in such denominations as Buyer shall have requested) in writing for the Preferred Shares and Warrants being purchased by such Buyer at the Closing.

                  f. The Board of Directors of the Company shall have adopted resolutions authorizing the issuance of the Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares and the other transactions provided by this Agreement and the Transaction Documents.

                  g. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and the exercise of the Warrants, at least 4,357,500 shares of Common Stock.

                  h. The Irrevocable Transfer Agent Instructions, in the form of Exhibit E attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                  i. Buyer shall have received the opinion of the Company's counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to Buyer and in substantially the form of Exhibit F attached hereto.

                  j. The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company and each Subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Closing Date.

                  k. The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within 10 days of the Closing Date.

                  l. The Company shall have delivered to such Buyer a secretary's certificate, dated as the Closing Date, as to (i) the resolutions described in Section 7(g) and (ii) the Bylaws, each as in effect at the Closing.

                  m. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

                  n. The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel reasonably request.

         8.       GOVERNING LAW; MISCELLANEOUS.

                  a. Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  b. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  e. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Buyers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding.

                  f. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to the Company:

                           Wire One Technologies, Inc.
                           225 Long Avenue
                           Hillside, New Jersey 07205
                           Telephone: (973) 282-2000
                           Facsimile: (973) 282-2033
                           Attention: President

                  With a copy to:

                           Morrision & Foerster LLP
                           1290 Avenue of the Americas
                           New York, NY  10104
                           Telephone: (212) 468-8000
                           Facsimile: (212) 468-7900
                           Attention:  Michael J.W. Rennock, Esq.

                  If to the Transfer Agent:

                           American Stock Trust & Transfer Company
                           6201 15th Avenue
                           Brooklyn, New York  11219
                           Telephone: (718) 921-8208
                           Facsimile:   (718) 921-8335
                           Attention: Geraldine Zarbo


                  If to a Buyer: To the address set forth above immediately below such Buyer's name the signature pages hereto

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

                  g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, including by merger or consolidation. A Buyer may assign some or all of its rights hereunder without the consent of the Company, provided, however, that any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption. Notwithstanding anything to the contrary contained in the Transaction Documents, each Buyer shall be entitled to pledge the Securities in connection with a bona fide margin account.

                  h. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  i. Survival. Unless this Agreement is terminated under Section 8(l), the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 8 shall survive the Closing.

                  j. Publicity. The Company and Buyers shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of Buyers, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although Buyers shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof). The company agrees to issue a press release with respect to the transactions contemplated hereby within 48 hours after the Closing.

                  k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  l. Termination. In the event that the Closing shall not have occurred on or before five (5) business days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

                  m. Placement Agent. The Company acknowledges that it has engaged H.C. Wainwright & Co., Inc. as placement agent in connection with the sale of the Preferred Shares and the related Warrants, which placement agent may have formally or informally engaged other agents on its behalf. The Company shall be responsible for the payment of any placement agent's fees or broker's commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold Buyers harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) in connection with any such claim.

                  n. No Strict Construction. The language used in this Agreement will deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  o. Remedies. Buyers and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and the Certificate of Designations and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

                                   * * * * * *


                  IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Preferred Stock and Warrant Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                        BUYERS:
-------                         ------

WIRE ONE TECHNOLOGIES, INC.     PECONIC FUND LTD.



By: /s/ Richard Reiss           By: /s/ Marren Ogilvie
    -----------------               ------------------
    Name:  Richard Reiss            Name:  Marren Ogilvie
    Title: President and CEO        Title: General Counsel of Ramius
                                           Capital Group, its investment
                                           advisor
                                    Address: 666 Third Avenue, 26th Floor
                                             New York, New York 10017
                                    Facsimile: (212) 845-7995
                                    Telephone: (212) 845-7909

                                AGGREGATE SUBSCRIPTION AMOUNT:

                                Number of Shares of Preferred Stock: 715
                                Number of Warrants: 250,250
                                Aggregate Purchase Price: $5,005,000

                           WIRE ONE TECHNOLOGIES, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                           Counterpart Signature Page

                                     BUYERS:


      /s/ Matthew Balk
      ----------------
      Name:     Matthew Balk
      Address:  245 Park Avenue, 44th Floor
      New York, New York 10167

      Facsimile: 212.856.5709
      Telephone: 212.856.5700


AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  25
Number of Warrants: 8,750
Aggregate Purchase Price: $875,000




      /s/ Steve Barrett
      -----------------
      Name:     Steve Barrett
      Address:  One Boston Place
      Boston, MA 02108

      Facsimile: 617.788.9851
      Telephone: 617.277.3100


AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  10
Number of Warrants: 3,500
Aggregate Purchase Price: $70,000

                           WIRE ONE TECHNOLOGIES, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                           Counterpart Signature Page

                                     BUYERS:

Baystar Capital, L.P.


By:   /s/ Michael A. Roth
      -------------------
      Name:    Michael A. Roth
      Title:   Partner
      Address: 1500 W. Market St., Suite 200
      Mequon, WI 53092

      Facsimile: 262.240.3215
      Telephone: 262.240.3115

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  250
Number of Warrants: 87,500
Aggregate Purchase Price: $1,750,000



Baystar International, LTD.


By:   /s/ Michael A. Roth
      -------------------
      Name:    Michael A. Roth
      Title:   Partner
      Address: 1500 W. Market St., Suite 200
      Mequon, WI 53092

      Facsimile: 262.240.3215
      Telephone: 262.240.3115

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  107
Number of Warrants: 37,450
Aggregate Purchase Price: $749,000

                           WIRE ONE TECHNOLOGIES, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                           Counterpart Signature Page

                                     BUYERS:


      /s/ Spence Beal
      ---------------
      Name:    Spence Beal
      Address: 6726 E. Northwest Highway
      Dallas, Texas  75231

      Facsimile:
      Telephone: 214.454.7293

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  5
Number of Warrants: 1,750
Aggregate Purchase Price: $35,000



      /s/ Ivan Berkowitz
      ------------------
      Name:    Ivan Berkowitz
      Address: 1790 Broadway, #1500
      New York, New York  10019

      Facsimile: 212.757.3423
      Telephone: 212.757.3333

AGGREGATE SUBSCRIPTION AMOUNT:  $350,000
Number of Shares of Preferred Stock:  50
Number of Warrants: 17,500
Aggregate Purchase Price: $350,000

                           WIRE ONE TECHNOLOGIES, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                           Counterpart Signature Page

                                     BUYERS:

Carnes Investment


By:   /s/ Jon Richard Carnes
      ----------------------
      Name:    Jon Richard Carnes
      Title:
      Address: 2204 Madagascar Lane
      Las Vegas, Nevada  89117
      Facsimile: 702.214.8491
      Telephone: 702.214.8490

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  60
Number of Warrants: 21,000
Aggregate Purchase Price: $420,000




Castle Creek Partners, LLC


By:   /s/ Fred Goldman
      ----------------
      Name:    Fred Goldman
      Title:   Member
      Address: 77 W. Wacker Drive, Ste. 4040
      Chicago, Illinois  60601
      Facsimile: 312.499.6999
      Telephone: 312.499.6400

AGGREGATE SUBSCRIPTION AMOUNT:  $2,002,000
Number of Shares of Preferred Stock:  280
Number of Warrants: 98,000
Aggregate Purchase Price: $2,002,000

                           WIRE ONE TECHNOLOGIES, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                           Counterpart Signature Page

                                     BUYERS:


Cranshire Capital LLP


By:   /s/ Illegible
      --------------------------------------
      Name:
      Title:   President - Downsview Capital
      Address: 666 Dundee Park, Suite 1901
      Northbrook, IL  60062
      Facsimile: 847.562.9031
      Telephone: 847.562.9030

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  143
Number of Warrants: 50,050
Aggregate Purchase Price: $1,001,000




      /s/ Eric R. Elliott
      -------------------
      Name:    Eric R. Elliott
      Address: 2875 Pine Tree Drive
      Miami Beach, Florida  33140

      Facsimile: 305.538.5655
      Telephone: 305.534.7400

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  40
Number of Warrants: 14,000
Aggregate Purchase Price: $280,000

                           WIRE ONE TECHNOLOGIES, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                           Counterpart Signature Page

                                     BUYERS:

Global EuroNet Group, INC.


By:   /s/ Christopher D. Jennings
      ---------------------------
      Name:    Christopher D. Jennings
      Title:   Co-Chief Executive Officer
      Address: 11601 Wilshire Blvd., Ste. 500
      Los Angeles, CA  90025
      Facsimile: 310.575.4813
      Telephone: 310.575.4810

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  50
Number of Warrants: 17,500
Aggregate Purchase Price: $350,000



      /s/ Christopher M. Healy
      ------------------------
      Name:    Christopher M. Healy
      Address: 86 Bayberry Lane
      Westport, CT  06880

      Facsimile: 203.222.0944
      Telephone: 203.454.4671

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  20
Number of Warrants: 7,000
Aggregate Purchase Price: $140,000

                           WIRE ONE TECHNOLOGIES, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                           Counterpart Signature Page

                                     BUYERS:


      /s/ Richard & Ricki Hoffman JTWROS
      ----------------------------------
      Name:    Richard & Ricki Hoffman
               JTWROS
      Address: 1200 Harbor Road
      Hewlett Harbor, New York  11557

      Facsimile: 212.594.0630
      Telephone: 212.594.0707

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  10
Number of Warrants: 3,500
Aggregate Purchase Price: $70,000



      /s/ Michael Kooper
      ------------------
      Name:    Michael Kooper
      Address: 770 Lexington Ave., 14th Fl.
      New York, New York  10021
      Facsimile: 212.755.0800
      Telephone: 212.755.0830

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  10
Number of Warrants: 3,500
Aggregate Purchase Price: $70,000

                           WIRE ONE TECHNOLOGIES, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                           Counterpart Signature Page

                                     BUYERS:

The Norman Spivock Trust


By:   /s/ The Norman Spivock Trust - 1993
      -----------------------------------
      Name:    The Norman Spivock Trust-1993
      Title:
      Address: c/o Dragon Capital
      1 Minerva Place
      Old Greenwich, CT  06870
      Facsimile: 212.656.1810
      Telephone: 203.613.4750

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  20
Number of Warrants: 7,000
Aggregate Purchase Price: $140,000



Polycom, Inc.


By:   /s/ Michael R. Koury
      --------------------
      Name:    Michael R. Koury
      Title:   CFO
      Address: 1565 Barber Lane
      Milpitas, CA  95035
      Facsimile: 408-474-2955
      Telephone: 408-474-2844

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  143
Number of Warrants: 50,050
Aggregate Purchase Price: $1,001,000

                           WIRE ONE TECHNOLOGIES, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                           Counterpart Signature Page

                                     BUYERS:

R&G Partners


By:   /s/ Camalyn Randolph & Josh Gilbert
      -----------------------------------
      Name:    Camalyn Randolph & Josh Gilbert
      Title:   Partners
      Address: 15456 Coutolene Road
      Magalia, CA  95954
      Facsimile: 530.873.5087
      Telephone: 530.873.5083

AGGREGATE SUBSCRIPTION AMOUNT: $210,000
Number of Shares of Preferred Stock:  30
Number of Warrants: 10,500
Aggregate Purchase Price: $210,000




Reinhard Stadler Rev. Trust


By:   /s/ Reinhard Stadler Rev. Trust
      -------------------------------
      Name:
      Title:
      Address: Wornser Str. 3
      76185 Karlsruhe  Germany
      Facsimile: 972.765.1138
      Telephone: 214.837.2468

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  5
Number of Warrants: 1,750
Aggregate Purchase Price: $35,000

                           WIRE ONE TECHNOLOGIES, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                           Counterpart Signature Page

                                     BUYERS:


      /s/ Gene Salkind
      ----------------
      Name:    Gene Salkind
      Address: 1165 Wrack Road
      Jenkintown, Pennsylvania  19046

      Facsimile: 215.914.3165
      Telephone: 215.886.8874

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  100
Number of Warrants: 35,000
Aggregate Purchase Price: $700,000



      /s/ Leopold Salkind
      -------------------
      Name:    Leopold Salkind
      Address: 2101 Walnut Street, Apt. 620
      Philadelphia, Pennsylvania  19103

      Facsimile: 215.914.2365
      Telephone: 215.694.4047

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  100
Number of Warrants: 35,000
Aggregate Purchase Price: $700,000

                           WIRE ONE TECHNOLOGIES, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                           Counterpart Signature Page

                                     BUYERS:

The dotCOM Fund, LLC


By:   /s/ Mark Rice
      -------------
      Name:    Mark Rice
      Title:   Manager - Minamax LLC
      Address: 666 Dundee Road, Suite 1901
      Northbrook, Illinois  60062
      Facsimile: 847.509.2295
      Telephone: 847.509.2290

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  72
Number of Warrants: 25,200
Aggregate Purchase Price: $504,000



      /s/ Scott Weisman
      -----------------
      Name:    Scott Weisman
      Address: 16 Colonial Road
      White Plains, New York

      Facsimile: 212.856.5750
      Telephone: 212.856.5709

AGGREGATE SUBSCRIPTION AMOUNT: $70,000
Number of Shares of Preferred Stock:  10
Number of Warrants: 3,500
Aggregate Purchase Price: $70,000

                           WIRE ONE TECHNOLOGIES, INC.
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

                           Counterpart Signature Page

                                     BUYERS:


Adrien W. Mauerman Test Trust


By:   /s/ George S. Mauerman
      ----------------------
      Name:    George S. Mauerman
      Title:   Trustee
      Address: P.O. Box 116427
      Carrollton, Texas  75011
      Facsimile: 815-846-8597
      Telephone: 815-896-8813

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  190
Number of Warrants: 66,500
Aggregate Purchase Price: $1,330,000



      /s/ Eric Singer
      ---------------
      Name:    Eric Singer
      Address: 245 Park Avenue, 44th Floor
      New York, New York  10167

      Facsimile: 212.856.5700
      Telephone: 212.856.5750

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock:  5
Number of Warrants: 1,750
Aggregate Purchase Price: $35,000



David Wilstein and Susan Wilstein, trustees of the Century Trust

By: /s/ David Wilstein
   --------------------
   Name:    David Wilstein
   Title:   Trustee
   Address: 2080 Century Park East,
   Penthouse Suite
   Los Angeles, CA 90067
   Facsimile: 310-553-0205
   Telephone: 310-553-4906

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock: 10
Number of Warrants: 3,500
Aggregate Purchase Price: $70,000


   /s/ Robert B. Prag
   -----------------------
   Name:    Robert B. Prag
   Address: 2455 El Amigo Rd.
   Del Mar, CA 92014

   Facsimile: 858.794.9544
   Telephone: 858.794.9500

AGGREGATE SUBSCRIPTION AMOUNT:
Number of Shares of Preferred Stock: 30
Number of Warrants: 10,500
Aggregate Purchase Price: $210,000

                                    SCHEDULES


Schedule 3(a)       Subsidiaries
Schedule 3(c)       Capitalization
Schedule 3(m)       Intellectual Property
Schedule 3(s)       Transactions with Affiliates
Schedule 4(d)       Use of Proceeds


                                    EXHIBITS


Exhibit A           Form of Certificate of Designations, Preferences and Rights
                    of the Preferred Shares
Exhibit B           Form of Warrant
Exhibit C           Form of Registration Rights Agreement
Exhibit D           Form of Officers Certificate
Exhibit E           Form of Irrevocable Transfer Agent Instructions
Exhibit F           Form of Company Counsel Opinion